                                                                       EXHIBIT 5

                            ASSIGNMENT AGREEMENT - 4




                  FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee named below all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock and on the respective dates set forth below. Each assignment is conditional upon the Assignee's continued employment by Henry Birks & Sons Inc. on the given assignment date set forth below:

                                                             NUMBER OF SHARES
                                                             OF COMMON STOCK
                      ADDRESS OF        IDENTIFYING          ASSIGNED TO                             DATE OF
NAME OF ASSIGNEE      ASSIGNEE          NUMBER OF ASSIGNEE   ASSIGNEE            PRICE PER SHARE     ASSIGNMENT
----------------      --------          ------------------   ----------------    ---------------     ----------

                      14051 N.W. 14th                        166,666 warrants
Marco Pasteris        Street, Sunrise,                       exercisable for     US$0.30             January 31st,
                      Florida, 33323,                        Shares                                  2003
                      USA                                    166,666 warrants    US$0.30
                                                             exercisable for                         January 31st,
                                                             Shares              US$0.30             2004
                                                             166,668 warrants
                                                             exercisable for                         January 31st,
                                                             Shares                                  2005



and does hereby irrevocably constitute and appoint Robert Nachwalter as the undersigned's attorney to make such transfer on the books of Mayor's Jewelers, Inc maintained for that purpose, with full power of substitution in the premises.

Date: :  January 31, 2003


                                           /s/ Thomas A. Andruskevich
                                           ------------------------------------
                                           Henry Birks & Sons Inc.
                                           1240 Square Phillips
                                           Montreal, (Quebec) H3B 3H4

                                           /s/ Marco Pasteris
                                           ------------------------------------
                                           Marco Pasteris